COMMITMENTS & CONTINGENCIES	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Notes to Financial Statements
Note 4 - COMMITMENTS & CONTINGENCIES

Operating Lease

We lease 4,427 square feet of office, development and operational spaces in Minneapolis, Minnesota on a month-to-month basis for $7,142 per month including utilities, maintenance and cleaning. Rent paid for the six-month periods ended June 30, 2016 and 2015 were respectively $42,852 and $42,851.

Employment Agreements

We have three written employment agreements in effect with our three principle executive officers, including provisions for base salary, discretionary bonuses, severance provisions and other employee benefits. The salary terms of these agreements include aggregate monthly salaries of $49,167 per month.

Litigation

In May 2016 we settled a material legal action involving a former employee who alleged a breach of his former employment agreement as well as other allegations of damages, in total in excess of $200,000. We settled this litigation for $145,000 in cash plus issuance to the plaintiff of 135,000 shares of our common stock. We have issued the 135,000 shares and paid $75,000 of this settlement, with the balance of $70,000 payable $20,000 in August 2016, $20,000 in September 2016, $20,000 in October 2016, and $10,000 in November 2016. Upon full payment by us of the $145,000, the plaintiff will release us from any and all claims or obligations to him.

From time to time, we become subject to legal proceedings, claims and litigation arising in the ordinary course of business. We currently are not a party to any material legal proceedings, nor are we aware of any other pending or threatened litigation that would have a material effect on our business, operating results or financial condition should such litigation be resolved unfavorably against our Company.

Lease

The Company currently occupies 4,427 square feet of office space in downtown Minneapolis Minnesota. Terms are on a month to month basis for $7,142 per month including utilities maintenance and cleaning. The Company. Total rent expense under this agreement was $65,623 and $78,565 for the years ended December 31, 2014 and 2015, respectively.

From time to time, we become subject to legal proceedings, claims and litigation arising in the ordinary course of business.  Except for the following legal action involving a former employee, we currently are not a party to any material legal proceedings, nor are we aware of any other pending or threatened litigation that would have a material adverse effect on our business, operating results or financial condition should such litigation be resolved unfavorably against us.

We are the defendant in a lawsuit brought by a former employee against us and our two principal executive officers in the United States District Court of Minnesota alleging (i) breach of an employment contract by us relating to employment from late 2012 through March 2014, (ii) various violations by us of certain federal and state employment laws, and (iii) our default on a $50,000 loan to us which was alleged to be assigned from a third party to this former employee.   Our former employee alleges he is entitled to recover legal and equitable damages and relief in the amount of at least $200,000 along with certain statutory penalties and attorney's fees and costs.  We believe and consider this lawsuit is unwarranted and without merit except for approximately $30,000 which is owed to our former employee pursuant to a written termination of his employment accepted and agreed to by him in 2014.  We have answered this lawsuit and denied these unwarranted claims, and we intend to vigorously defend the lawsuit or settle it to our satisfaction.